FOURTH AMENDMENT
                                ----------------

      THIS FOURTH AMENDMENT to the Credit Agreement referred to below (this "Fourth Amendment"), is made and entered into as of this 13th day of August, 1999 by and among KINDER MORGAN, INC., a corporation organized under the laws of Delaware (the "Borrower"), the Lenders party to the Credit Agreement (as defined below) and identified on the signature pages hereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.


                              Statement of Purpose
                              --------------------

      The Lenders have extended certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of June 18, 1998 as amended by the First Amendment dated as of August 26, 1998, the Second Amendment dated as of September 8, 1998 and the Third Amendment dated as of May 7, 1999 (as so amended and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent.

      The Borrower has requested that the Lenders amend the Credit Agreement to revise certain provisions of the Credit Agreement, and the Lenders have agreed to do so, but only on the terms and conditions set forth below in this Fourth Amendment.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized undefined terms used in this Fourth Amendment shall have the meanings assigned thereto in the Credit Agreement.

      2.   Amendments.

      (a) Section 1.1 of the Credit Agreement shall be amended by deleting the definitions of "Aggregate Commitment" and "Revolving Credit Commitment" and inserting the following new definitions in lieu thereof:

           "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof.

           "Revolving Credit Commitment" means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to and issue or participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1, as such amount may be reduced or modified at any time or from time to time pursuant to Sections 2.5 and 14.10 and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans and issue or participate in Letters of Credit, as such amount may be reduced or modified at any time or from time to time pursuant to such

      Sections. The Revolving Credit Commitment on the Fourth Amendment Effective Date shall be Twenty Million Dollars ($20,000,000).

      (b) Section 1.1 of the Credit Agreement is hereby modified to add in appropriate alphabetical order the following defined terms:

           "Additional KMI Dividend" means a dividend not in excess of Ten Million Dollars ($10,000,000) to be paid to the shareholders of the Borrower on the Fourth Amendment Effective Date.

           "Fourth Amendment" means that certain Fourth Amendment to this Agreement dated as of August 13, 1999 by and among the Borrower, the Lenders and the Administrative Agent.

           "Fourth Amendment Effective Date" means the date of the Fourth Amendment or such later Business Day upon which each condition described in Section 5 to the Fourth Amendment shall be satisfied or waived in all material respects in a manner satisfactory to the Administrative Agent."

      (c) Section 2.7 of the Credit Agreement shall be amended in its entirety by inserting the following Section 2.7 in lieu thereof:

           "SECTION 2.7. Use of Proceeds. The Borrower shall use the proceeds of the Revolving Credit Loans solely (a) prior to August 19, 1998, for future general corporate purposes in an amount not greater than $5,600,000, (b) prior to December 31, 1998, to finance investments permitted by Section 11.3(d), make dividends and distributions permitted by Section 11.6(e) and pay income taxes and Interest Expense, (c) on or after December 31, 1998, to finance investments permitted by Section 11.3(d), (d) to pay the Additional KMI Dividend permitted pursuant to Section 11.6(a) and (e) to pay certain fees and expenses incurred in connection with the transactions contemplated hereby."

      (d) Section 11.6(a) of the Credit Agreement shall be amended in its entirety by inserting the following in lieu thereof:

                "(a) the Borrower may pay the KMI Dividend and the Additional KMI Dividend;"

      3. Second Amended and Restated Notes. Each Revolving Credit Note executed on the Closing Date shall be replaced with a Second Amended and Restated Revolving Credit Note dated as of the Fourth Amendment Effective Date in the aggregate principal amount of Twenty Million Dollars ($20,000,000) (the "Second Amended and Restated Revolving Credit Notes").

      4. Update to Schedules 1 and 11.8. Solely with respect to the Revolving Credit Commitment, Schedule1 attached hereto hereby amends and restates Schedule 1 attached to the Credit Agreement and Schedule 11.8 attached hereto hereby amends and replaces in its entirety Schedule 11.8 attached to the Credit Agreement.

      5. Conditions of Effectiveness. This Fourth Amendment shall become effective when, and only when, the Administrative Agent shall have received the following, in form and substance satisfactory to the Administrative Agent:

           (a) Counterparts of this Fourth Amendment executed by the Borrower, the Administrative Agent and each of the Lenders.

           (b) An executed original Second Amended and Restated Revolving Credit Note made payable to each Lender in an amount equal to such Lender's Revolving Credit Commitment.

           (c) Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving this Fourth Amendment and (ii) all documents, evidencing other necessary corporate action and governmental approvals, if any, with respect to this Fourth Amendment and the matters contemplated hereby.

           (d) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) that the charter documents and the bylaws of the Borrower delivered on the Closing Date have not been amended or modified in any respect, and (ii) as to the incumbency and the names and true signatures of its officers authorized to sign this Fourth Amendment to which it is a party and other documents to be delivered hereunder.

           (e) A certificate as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of organization.

           (f) A favorable opinion of Morrison & Hecker, L.L.P., counsel to the Borrower, addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Fourth Amendment, the Loan Documents and as to such other matters as the Administrative Agent or any Lender may reasonably request.

      6. Limited Amendment. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Fourth Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

      7. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and its Subsidiaries that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any such representations and warranties made as of a specific date which shall be true and correct as of such date) and that as of the date hereof no Default or Event of Default has occurred and is continuing.

      8. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

      9. Counterparts. This Fourth Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date and year first above written.




[CORPORATE SEAL]               KINDER MORGAN, INC.,
                               as Borrower

                               By   /s/ David G. Dehaemers, Jr.
                                  ----------------------------------------------

                                 Name:  David G. Dehaemers, Jr.
                                       -----------------------------------------

                                   Title:  Vice President and Treasurer
                                          --------------------------------------


                               FIRST UNION NATIONAL BANK, as Administrative
                               Agent and Lender

                               By   /s/ Russell Curriman
                                  ----------------------------------------------

                                 Name:  Russell Curriman
                                       -----------------------------------------

                                   Title:  Vice President
                                          --------------------------------------

                               LENDERS:
                               -------

                               SOCIE'TE' GE'NE'RALE, SOUTHWEST AGENCY


                               By   /s/ Richard A. Gould
                                  ----------------------------------------------

                                 Name:  Richard A. Gould
                                       -----------------------------------------

                                   Title:  Director
                                          --------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                               SENIOR DEBT PORTFOLIO


                               By   /s/ Barbara Campbell
                                  ----------------------------------------------

                                 Name:  Barbara Campbell
                                       -----------------------------------------

                                   Title:  Vice President
                                          --------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                               AMARA-2 FINANCE LTD.


                                By   /s/ Andrew Ian Wignall
                                  ----------------------------------------------

                                 Name:  Andrew Ian Wignall
                                       -----------------------------------------

                                   Title:  Director
                                          --------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                               CERES FINANCE LTD.



                               By   /s/ David Dyer
                                  ----------------------------------------------

                                 Name:  David Dyer
                                       -----------------------------------------

                                   Title:  Director
                                          --------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                               AERIES FINANCE LTD.


                              By   /s/ Andrew Ian Wignall
                                  ----------------------------------------------

                                 Name:  Andrew Ian Wignall
                                       -----------------------------------------

                                   Title:  Director
                                          --------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                               CAPTIVA FINANCE LTD.


                               By   /s/ David Dyer
                                  ----------------------------------------------

                                 Name:  David Dyer
                                       -----------------------------------------

                                   Title:  Director
                                          --------------------------------------




                           [SIGNATURE PAGES CONTINUE]

                               ELC (CAYMAN) LTD.


                              By   /s/ E. A. Kratzman, III
                                  ----------------------------------------------

                                 Name:  E. A. Kratzman, III
                                       -----------------------------------------

                                   Title:  Managing Director IDM
                                          --------------------------------------



                           [SIGNATURE PAGES CONTINUE]

                               ELC (CAYMAN) LTD.
                               CDO Series 1991-1


                              By   /s/ E. A. Kratzman, III
                                  ----------------------------------------------

                                 Name:  E. A. Kratzman, III
                                       -----------------------------------------

                                   Title:  Managing Director IDM
                                          --------------------------------------



                           [SIGNATURE PAGES CONTINUE]

                               PILGRIM PRIME RATE TRUST
                               By:  PILGRIM INVESTMENTS, INC.
                                    as its Investment Manager

                               By   /s/ Robert L. Wilson
                                  ----------------------------------------------

                                 Name:  Robert L. Wilson
                                       -----------------------------------------

                                   Title:  Vice President
                                          --------------------------------------





                           [SIGNATURE PAGES CONTINUE]

                               PILGRIM AMERICA HIGH INCOME
                               INVESTMENTS LTD.


                               By   /s/ Robert L. Wilson
                                  ----------------------------------------------

                                 Name:  Robert L. Wilson
                                       -----------------------------------------

                                   Title:  Vice President
                                          --------------------------------------


                           [SIGNATURE PAGES CONTINUE]

                               EATON VANCE SENIOR INCOME TRUST


                               By   /s/ Barbara Campbell
                                  ----------------------------------------------

                                 Name:  Barbara Campbell
                                       -----------------------------------------

                                   Title:  Vice President
                                          --------------------------------------


                           [SIGNATURE PAGES CONTINUE]

                               EATON VANCE INSTITUTIONAL SENIOR
                               LOAN FUND


                              By   /s/ Barbara Campbell
                                  ----------------------------------------------

                                 Name:  Barbara Campbell
                                       -----------------------------------------

                                   Title:  Vice President
                                          --------------------------------------


                           [SIGNATURE PAGES CONTINUE]

                               STANFIELD CLO, LTD.

                               By:  Stanfield Capital Partners LLC,
                               as Collateral Manager


                             By   /s/ Stephen M. Alfiere
                                  ----------------------------------------------

                                 Name:  Stephen M. Alfiere
                                       -----------------------------------------

                                   Title:  Managing Partner
                                          --------------------------------------


                           [SIGNATURE PAGES CONTINUE]

                               LONGLANE MASTER TRUST IV

                               By:  BankBoston, N.A., as Trust Administrator


                              By   /s/ Renee A. Ross
                                  ----------------------------------------------

                                 Name:  Renee A. Ross
                                       -----------------------------------------

                                   Title:  Managing Director Credit Derivative
                                          --------------------------------------

                                   SCHEDULE 1
                                   ----------
                   LENDERS AND REVOLVING CREDIT COMMITMENTS
                   ----------------------------------------



--------------------------------------------------------------------
                                        Revolving       Revolving
               Lender                     Credit         Credit
                                        Commitment     Commitment
                                                       Percentage
--------------------------------------------------------------------
First Union National Bank              $20,000,000    100.0000000000%
c/o First Union Capital Partners
One First Union Center
301 South College Street, 5th Floor
Charlotte, NC  28288-0732
Attention:  Ted A. Gardner
Telephone No.:  (704) 374-4769
Telecopy No.:  (704) 374-6711
--------------------------------------------------------------------

                                  SCHEDULE 11.8
                                  -------------

                             AFFILIATE TRANSACTIONS
                             ----------------------

      Two loans evidenced by promissory notes in the aggregate principal amount of $1 Million Dollars payable by William V. Morgan to Kinder Morgan, Inc., which loans will be retired on the Closing Date.

      The KMI Dividend shall be distributed to Richard D. Kinder, Morgan Associates, Inc. and First Union Corporation, each in their capacity as shareholders of the Borrower.

      The Additional KMI Dividend shall be distributed to Richard D. Kinder, Morgan Associates, Inc. and First Union Corporation, each in their capacity as shareholders of the Borrower.